Global Atlantic Portfolios

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

(the “Portfolio”)

Class II Shares

Supplement dated December 21, 2018

to the Summary Prospectus

dated April 27, 2018, as supplemented June 28, 2018 (the “Summary Prospectus”)

Effective December 31, 2018 Christopher Molumphy will no longer serve as a portfolio manager for the Portfolio. In addition, on December 31, 2018, Sonal Desai will serve as a portfolio manager for the Portfolio. Accordingly, effective December 31, 2018, all references to Mr. Molumphy in the Summary Prospectus are deleted in their entirety.

The information under the heading “MANAGEMENT,” is updated to include the following row in the table above the row for Mr. Yuen:

Sonal Desai	Executive Vice President, Chief Investment Officer of Frank Templeton Fixed Income Group of Franklin Advisers	December 31, 2018

This Supplement should be retained with you Prospectus, Summary Prospectus and Statement of Additional Information for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

FVIT-1020_122118